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                                  EXHIBIT 24(a)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and does hereby make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as director or officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to all registration statements and amendments filed with the Securities and Exchange Commission with respect to 35,000 Common Shares of Corporation issuable or issued in connection with the AIL Systems Inc. Employee Investment Plan, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1997.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 24th day of April, 1996.


 /s/ Stephen R. Hardis                      /s/ Alexander M. Cutler
-------------------------------            ----------------------------------
Stephen R. Hardis, Chairman                Alexander M. Cutler, President
and Chief Executive Officer;               and Chief Operating Officer;
Principal Executive Officer;               Director
Director


 /s/ Adrian T. Dillon                       /s/ Ronald L. Leach
-------------------------------            ----------------------------------
Adrian T. Dillon, Vice                     Ronald L. Leach, Vice
President--Chief Financial                 President--Accounting;
and Planning Officer; Principal            Principal Accounting Officer
Financial Officer


 /s/ Neil A. Armstrong                      /s/ Phyllis B. Davis
-------------------------------            ----------------------------------
Neil A. Armstrong, Director                Phyllis B. Davis, Director


 /s/ Ernie Green                            /s/ Charles E. Hugel
-------------------------------            ----------------------------------
Ernie Green, Director                      Charles E. Hugel, Director


 /s/ John R. Miller                         /s/ Furman C. Moseley
-------------------------------            ----------------------------------
John R. Miller, Director                   Furman C. Moseley, Director


 /s/ Victor A. Pelson                       /s/ A. William Reynolds
-------------------------------            ----------------------------------
Victor A. Pelson, Director                 A. William Reynolds, Director


 /s/ Gary L. Tooker
-------------------------------
Gary L. Tooker, Director




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